EXHIBIT 4.3(iii)
                                                                ----------------



                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into as of December 27, 2001 by and among Chilton International, LP and Chilton Opportunity International, LP, each a British Virgin Islands limited partnership, Chilton Investment Partners, LP, Chilton Opportunity Trust, LP and Chilton QP Investment Partners, LP, each a Delaware limited partnership (each an "Investor" and collectively the "Investors"), and Gabelli Asset Management Inc., a New York corporation (the "Company").

                                   RECITALS

         Investors are purchasing from Gabelli Group Capital Partners, Inc. ("Seller"), the majority shareholder of the Company, 500,000 shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock") (such 500,000 shares and any other securities issued or distributed with respect to, or in exchange for, such shares pursuant to any reclassification, merger or other transaction, the "Shares") of the Company pursuant to a Stock Purchase Agreement, dated as of December 27, 2001, by and among the Investors and Seller (the "Purchase Agreement").

         The Company and the Investors desire to provide for the terms upon which the Company will seek to register with the Commission (as defined below) Registrable Securities (as defined herein) for sale by the Holders (as defined herein) from time to time:

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       INFORMATION

         1.1 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission, which may at any time permit the sale of the Registrable Securities (as defined below) to the public without Registration, the Company agrees to use all reasonable efforts to make available adequate current public information concerning the Company, as those terms are understood in Rule 144 under the Securities Act (as defined below), at all times during the effectiveness of this Agreement.

2.       REGISTRATION RIGHTS.

         2.1 Definitions. (a) As used in this Agreement and except as otherwise defined herein, the following defined terms shall have the following meanings:

              Applicable Securities. The term "Applicable Securities" means in relation to a Registration Statement the Registrable Securities identified in the related Demand Notice or Piggy-back Notice.

              Demand Registration Statement. The term "Demand Registration Statement" means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 2.2 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

              Effective Time. The term "Effective Time" means the date on which the Commission declares a Registration Statement effective or on which a Registration Statement otherwise becomes effective.

              Form S-3. The term "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

              Holder. The term "Holder" means any holder from time to time of Registrable Securities who acquired such Registrable Securities directly or indirectly from the Seller.

              Notice and Questionnaire. The term "Notice and Questionnaire" means a Notice of Registration Statement and Questionnaire substantially in the form of Exhibit A hereto.

              Person. The term "Person" means an individual, partnership, corporation, trust, limited liability company or unincorporated organization, or other entity or organization, including a government or agency or political subdivision thereof.

              Prospectus. The term "Prospectus" means the prospectus (including any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the 1934 Act and incorporated by reference therein.

              Registrable Securities. The term "Registrable Securities" means:
(a) the Shares, (b) any securities (including Class A Common Stock) issued or distributed with respect to, or in exchange for, such Shares pursuant to any reclassification, merger, consolidation, reorganization or other transaction ("Other Securities") or upon conversion, exercise or exchange of Other Securities and (c) any securities issued or distributed with respect to, or in exchange for, Other Securities (whether directly or indirectly through a series of transactions) pursuant to any reclassification, merger, consolidation, reorganization or other transaction; provided, however, that the term Registrable Securities shall not include any Unrestricted Securities.

              Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then Outstanding" shall mean the number of units of securities which are Registrable Securities and are then issued and outstanding.

              Registration. The terms "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement.

              Registration Statement. The term "Registration Statement" means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 2 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

              Registration Expenses. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with any Registration of Registrable Securities pursuant to this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, fees of any stock exchange upon which the Registrable Securities are listed, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers, and fees and disbursements of one counsel retained by the Selling Shareholders, which shall not exceed in the aggregate $20,000, but excluding all transfer taxes, underwriting discounts and commissions, if any, relating to Registrable Securities.

              SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

              Securities Act. The term "Securities Act" means the Securities Act of 1933, as amended.

              Unrestricted Security. The term "Unrestricted Security" means any otherwise Registrable Security that (i) has been effectively registered under the Securities Act, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) under circumstances in which such Registrable Securities become freely transferable under the Securities Act and any legend relating to restrictions on transfer under the Securities Act is removed, (iii) is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto) or (iv) has otherwise been transferred and a new security not subject to transfer restrictions under the Securities Act has been delivered upon such transfer by or on behalf of the Company.

              1934 Act. The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

              (b) The words "include," "includes" and "including," when used in this Agreement, shall be deemed to be followed by the words "without limitation."

              (c) The words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

              (d) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

         2.2 Demand Registration.

              (a) Request by Holders. If the Company shall receive at any time (but not within 12 months of the effective date of another Registration Statement effected by the Company on behalf of any Holder pursuant to this
Section 2.2, a written request ("Demand Notice") from any Holder (treating as a single Holder for purposes of this Section 2.2(a) the Investors and any affiliated investment fund that holds Registrable Securities) who holds Registrable Securities in excess of the greater of 200,000 units of Registrable Securities or 1% of the then outstanding number of shares of Class A Common Stock (each such Person eligible to make a request, an "Eligible Holder" and each such Person who makes a request, a "Requestor") that the Company file a Registration Statement under the Securities Act covering the Registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within fifteen (15) business days of the receipt of the Demand Notice, give written acknowledgment of such request ("Request Acknowledgment") to each Eligible Holder (if any). If an Eligible Holder desires to include in any such Registration Statement all or any part of the Registrable Securities then held by such Eligible Holder, the Eligible Holder shall, within ten (10) days after receipt of the Request Acknowledgement from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities the Eligible Holder wishes to include in such Registration Statement. Eligible Holders who elect to participate in an offering pursuant to this Section 2.2 or pursuant to Section 2.3 (including but not limited to a Requestor) are referred to collectively as "Selling Shareholders". The Company shall effect, as soon as reasonably practicable, the Registration under the Securities Act of all Applicable Securities which the Selling Shareholders request to be registered and included in such Registration, subject only to the limitations of this Section 2.2; provided that the aggregate amount of Applicable Securities requested to be registered pursuant to such request must either: (i) be at least fifty percent (50%) of all Registrable Securities then outstanding (but having an anticipated aggregate public offering price of at least $5,000,000) or (ii) have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $10,000,000. The Company shall use its commercially reasonable efforts to maintain the effectiveness of such Registration Statement for not less than twelve months after it becomes effective.

              (b) Underwriting. If a Requestor initiates the Registration request under this Section 2.2 and intends to distribute the Applicable Securities covered by its request by means of an underwritten offering, then the Requestor shall so advise the Company as a part of its request made pursuant to this Section 2.2. In such event, the right of the Selling Shareholders to include their Applicable Securities in such Registration shall be conditioned upon each Selling Shareholder's participation in such underwriting and the inclusion of their Applicable Securities in the underwriting to the extent provided herein. If the Requestor proposes to distribute its securities through such underwriting, each Selling Shareholder shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Requestor, with the consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company and the Selling Shareholders in writing that in its or their opinion the number of securities requested to be registered exceeds the number which can be sold in such offering without materially adversely affecting the pricing, timing or likely success of the offering (with respect to any offering, the "Maximum Number"), then the Company shall so advise the Selling Shareholders and include such Maximum Number in the Registration. The number of shares that may be included in the Registration and the underwriting shall be allocated, first, to the Requestor, and second, to the other Selling Shareholders based on the relative proportion of shares of all such Selling Shareholders requested to be so registered, and third, to the Company and to other securityholders of the Company who have requested that their securities be included in such Registration Statement and who hold contractual registration rights with respect to such securities. If a Selling Shareholder disapproves of the terms of any such underwriting, the Selling Shareholder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the Registration Statement. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the Registration. For purposes of this agreement, an "underwritten offering" shall be an offering pursuant to which securities are sold to a broker-dealer or other financial institution or group thereof for resale by them to investors.

              (c) Maximum Number of Demand Registrations. The Company is obligated to effect only three (3) such Registrations pursuant to this Section 2.2.

              (d) Deferral. Notwithstanding the foregoing, if the Company, in the good faith judgment of the Board of Directors of the Company, determines that the filing or the effectiveness of a Registration Statement at that time would interfere with any pending or proposed financing, acquisition, corporate reorganization or other corporate transaction involving the Company or any of its subsidiaries and would be seriously detrimental to the Company and its shareholders and that it is in the best interests of the Company and its shareholders to defer the filing of the Registration Statement pursuant to this Section 2.2, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Requestor or, in the case of delaying effectiveness, 180 days after receipt of the request of the Requestor; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period. The Company shall advise the Requestor of any such determination as promptly as reasonably practicable.

              (e) Right to Withdraw. The Requestor requesting any Registration pursuant to this Section 2.2 shall have the right to withdraw such request (i) prior to the time the Registration Statement in respect of such Registration has been declared effective, (ii) upon the issuance by a governmental agency or the Commission of a stop order, injunction or other order which interferes with such Registration, (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Registration are not satisfied other than as a result of default by the Selling Shareholders, (iv) such withdrawal is requested by the Requestor because of the occurrence of a significant negative change in market conditions or the Company's business, financial condition, results of operations or prospects since the date of the Demand Notice or (v) if the Company avails itself of Section 2.2(d) hereof; it being understood that such Registration shall be deemed not to have been requested for purposes of
Section 2.2 if the Requestor withdraws its request pursuant this Section 2.2(e), provided, that if the Requestor withdraws its request pursuant to clause (i) above, such Requestor agrees to reimburse the Company for the reasonable out-of-pocket expenses the Company has incurred prior to such withdrawal in effecting such Registration. If the Requestor withdraws a request pursuant to this Section 2.2(e) but the Company nevertheless determines to complete, within 30 days after such withdrawal, the Registration so requested as to securities other than the Applicable Securities, the Eligible Holders shall be entitled to participate in such Registration pursuant to Section 2.3 hereof, but in such case the Intended Offering Notice (as defined below) shall be required to be given to the Eligible Holders at least 10 business days prior to the anticipated filing date of the Registration Statement and the Eligible Holders shall be required to give the Piggy-back Notice no later than 5 business days after the Company's delivery of such Intended Offering Notice.

         2.3      Piggyback Registrations.

              (a) The Company shall notify each Eligible Holder in writing (the "Intended Offering Notice") at least ten (10) business days prior to filing any Registration Statement under the Securities Act for purpose of effecting a public offering of any Class A Common Stock of the Company (other than a Registration Statement on Form S-8 or Form S-4, or any successor forms thereof, and other than a Registration Statement for the purpose of effecting a public offering of securities, including shares of Class A Common Stock upon conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) or, in the case of a registration statement on Form S-3 or any successor form thereof permitting offerings pursuant to Rule 415 thereof or a comparable rule relating to delayed offerings, at least five (5) business days prior to commencing the offering of any Class A Common Stock pursuant to such Registration Statement. Such Intended Offering Notice shall offer to include in such Registration Statement for offer to the public such number or amount of Registrable Securities as each such Eligible Holder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered or offered, the proposed date of filing of such Registration Statement or of making such offering, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such Registration Statement. If an Eligible Holder of Registrable Securities desires to include in any such Registration Statement all or any part of the Registrable Securities then held, the Eligible Holder shall, within five (5) calendar days after receipt of the Intended Offering Notice from the Company, so notify the Company in writing (the "Piggy-back Notice"), and in such notice shall inform the Company of the number of Registrable Securities the Eligible Holder wishes to include in such Registration Statement and offer to the public. Upon the request of the Company, the Selling Shareholders shall enter into such underwriting, custody and other agreements as shall be customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. If the Eligible Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, Eligible Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

              (b) Underwriting. If a Registration Statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise Eligible Holders. In such event, the right of Eligible Holders to include Registrable Securities in a Registration pursuant to this Section 2.3 shall be conditioned upon the Eligible Holder's participation in such underwriting and the inclusion of Eligible Holder's Registrable Securities in the underwriting to the extent provided herein. Each Selling Shareholder shall, in such event, enter into an underwriting agreement in customary form in connection with registrable secondary offerings with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the underwriter(s) advise(s) the Company and the Selling Shareholders in writing that in its or their opinion the number of securities requested to be Registered exceeds the Maximum Number, then the Company shall so advise the Selling Shareholders and include such Maximum Number in the Registration. The number of shares that may be included in the Registration and the underwriting shall be allocated, first, to the Company, and second, to any securityholders of the Company who have registration rights that are senior to those of the Selling Shareholders, and third, to all Selling Shareholders and any other securityholders of the Company who have registration rights that are pari passu with those of the Selling Shareholders, based on the relative proportion of shares of all such Selling Shareholders and other securityholders, and fourth, if any, to other securityholders of the Company who have requested that their securities be included in such Registration Statement and who hold contractual registration rights with respect to such securities that are junior to those of the Selling Shareholders. If any Selling Shareholder who has elected to participate in the underwritten offering disapproves of the terms of any such underwriting, such Selling Shareholder may elect to withdraw therefrom by promptly providing written notice to the Company and the underwriter, at any time prior to the sale thereof (or, if applicable, the entry into a binding agreement for such sale). Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the Registration.

              (c) Cumulative Rights. The rights of the Holders pursuant to Sections 2.2 and 2.3 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section (except to the extent expressly provided otherwise herein). Notwithstanding anything herein to the contrary, the Company may abandon and/or withdraw any Registration as to which rights under Section 2.3 may exist at any time and for any reason without liability hereunder. In such event, the Company shall notify each Selling Shareholder that has delivered a Piggy-back Notice to participate therein. No Registration of Applicable Securities effected pursuant to a request under this Section 2.3 shall be deemed to be, or shall relieve the Company of its obligation to effect, a Registration upon request under Section 2.2 hereof. The Company may enter into other registration rights agreements; provided, however, that the rights and benefits of a securityholder with respect to Registration of the Company's securities as contained in any such other agreement shall be consistent with, and no more favorable to such securityholder than, the rights and benefits of holders of Registrable Securities as contained in this Agreement.

         2.4      Obligations of the Company.

              (a) Registration Expenses. All Registration Expenses incurred in connection with a Registration pursuant to Sections 2.2 and 2.3 shall be borne by the Company. Each Selling Shareholder shall bear its respective proportionate share (based on the total number of shares sold in such Registration ) of all underwriting discounts or commissions payable to underwriters or brokers in connection with such offerings.

              (b) Registration. Whenever required to effect the Registration of any Applicable Securities under this Agreement, the Company shall, as soon as reasonably practicable:

                   (i) Prepare, and as soon as reasonably practicable after receiving a Demand Notice or Piggy-back Notice, file with the SEC a Registration Statement relating to the offer and sale of such Applicable Securities on any applicable form, and in the case of a Demand Registration Statement, on any applicable form the Requestor may reasonably request (which may include a "shelf" Registration Statement on Form S-3 for use in connection with a delayed or continuous offering under Rule 415 promulgated under the Securities Act), and use all reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the date of filing of the Registration Statement, and to keep such Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by the Selling Shareholders for resales of the Applicable Securities for a period ending on the earlier of (i) 180 days from the Effective Time of such Registration Statement and (ii) such time as all of such Applicable Securities have been disposed of by the Selling Shareholders.

                   (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                   (iii) Furnish to each Selling Shareholder or its agents, prior to the Effective Time, a copy of the Registration Statement initially filed with the Commission, and such number of copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Applicable Securities owned by them that are included in such Registration.

                   (iv) Promptly take such action as may be reasonably necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the 1934 Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) each of the Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which the Company is required to keep a Registration Statement continuously effective (other than any period during which it is entitled and elects to postpone offers and sales under Section 2.2(d) (each, a "Postponement Period")) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (v) Promptly upon learning thereof, advise each Selling Shareholder, and shall confirm such advice in writing if so requested by any such Selling Shareholder:

                   (a) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                   (b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                   (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose;

                   (e) following the effectiveness of any Registration Statement, of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Selling Shareholder to suspend the use of the Prospectus until the requisite changes have been made which instruction such Selling Shareholders agree to follow); and

                   (f) if at any time any of the representations and warranties of the Company contemplated by paragraph (xii) below cease to be true and correct or will not be true and correct as of the closing date for the offering.

                   (vi) Use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                   (vii) Upon written request, furnish to each Selling Shareholder, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

                   (viii) During the period the Company is required to keep a Registration Statement continuously effective under Section 2.4(b)(i) or elects to keep effective, deliver to each Selling Shareholder and any managing underwriter or agent, without charge, as many copies of the Prospectus included in the Registration Statement and any amendment or supplement thereto and other documents as they may reasonably request to facilitate the distribution of the Applicable Securities; and the Company consents to the use of the Prospectus, with any amendment or supplement thereto, by each of the Selling Shareholders and any managing underwriter or agent in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.

                   (ix) Use reasonable efforts to register or qualify or cooperate with the Selling Shareholders and their respective counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under any applicable securities or "blue sky" laws of such jurisdictions within the United States as any Selling Shareholder may reasonably request, use reasonable efforts to keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which the Company is required to keep a Registration Statement continuously effective under Section 2.4(b)(i) or elects to keep effective and take any and all other actions reasonably requested by a Selling Shareholder which are necessary or advisable to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that nothing contained in this Section shall require the Company to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section or (B) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject.

                   (x) Use reasonable best efforts to cause all such Applicable Securities to be sold pursuant to the Registration Statement to be listed on any securities exchange or automated quotation service on which securities of the Company are listed or quoted.

                   (xi) Cooperate with the Selling Shareholders to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of any securities exchange or automated quotation service on which any securities of the Company are listed and quoted, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as the Selling Shareholders or any managing underwriter or agent may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.

                   (xi) Upon the occurrence of any fact or event contemplated by Section 2.4(b)(v)(e) hereof, the Company shall promptly prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, after such amendment or supplement, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be required to take any such action during a Postponement Period (but it shall promptly thereafter). In the event that the Company notifies the Selling Shareholders of the occurrence of any event contemplated by Section 2.4(b)(v)(e) hereof, each Seller Shareholder agrees, as a condition of the inclusion of any of such Seller Shareholder's Applicable Securities in the Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

                   (xii) Enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take all other reasonable and appropriate action in order to expedite and facilitate the registration and disposition of the Applicable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 2.7 hereof with respect to all parties to be indemnified pursuant to Section 2.7 hereof. In addition, in such agreements, the Company will make such representations and warranties to the Selling Shareholders and the underwriters or agents, if any, in form, substance and scope as are customarily made by investment grade issuers in equity offerings by the issuer. The Selling Shareholders shall be party to such agreements and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Shareholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Selling Shareholders. No Selling Shareholder shall be required to make any representations or warranties to or agreements with the Company or the underwriters or agents other than representations, warranties or agreements relating to such Selling Shareholder, its Applicable Securities and its intended method of distribution or any other representations required by law.

                   (xiii) Agree, if requested by the managing underwriter in an underwritten offering, not to effect any public sale or distribution of any securities the same as or similar to the Applicable Securities registered under the Registration Statement relating to such offering, or any securities convertible into or exchangeable or exercisable for such Applicable Securities, during the ten day period prior to, and during the 180-day period beginning on, the effective date of a Registration Statement or, if later, the commencement of the public distribution of securities to the extent timely notified in writing by the managing underwriters. The Selling Shareholders agree, if reasonably requested by the managing underwriter in an underwritten primary offering of equity securities by the Company or securities convertible into or exchangeable for such securities, not to effect a public sale or distribution of Applicable Securities the same as or similar to those being registered in such underwritten offering (except as part of such offering) during the ten day period prior to, and during the 180-day period beginning on, the effective date of the Registration Statement relating thereto or, if later, the commencement of the public distribution of such securities, to the extent timely notified in writing by such managing underwriter.

                   (xiv) Use reasonable best efforts to:

                   (a) (1) make reasonably available for inspection by the Selling Shareholders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Selling Shareholder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (2) cause the Company's officers, directors and employees to supply all information reasonably requested by such Selling Shareholders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated by the Company, in good faith, as confidential shall be kept confidential by such Selling Shareholders and any such underwriter, attorney, accountant or agent, unless such disclosure is required in connection with a court proceeding after such advance notice to the Company (to the extent practicable in the circumstances) so as to permit the Company to contest the same, or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would interfere with the Company's conduct of its business or potentially compromise the confidentiality of any information, such inspection and information gathering shall be conducted by a single attorney and accountant on behalf of the Selling Shareholders and a single attorney and accountant on behalf of the underwriters designated by and on behalf of the Selling Shareholders and the underwriters;

                   (b) in connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters) addressed to the underwriters, covering the matters customarily covered in opinions requested in secondary underwritten offerings of equity securities, to the extent reasonably required by the applicable underwriting agreement;

                   (c) if requested, in connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Selling Shareholder participating in such underwritten offering (if such Selling Shareholder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings of equity securities;

                   (d) in connection with any underwritten offering, deliver such documents and certificates as may be reasonably requested by any Selling Shareholders participating in such underwritten offering and the underwriters, if any, including, without limitation, certificates to evidence compliance with any material conditions contained in the underwriting agreement or other agreements entered into by the Company; and

                   (e) comply with all applicable rules and regulations of the Commission and, if required at the time, make generally available to its security holders, as soon as reasonably practicable (but not more than twelve months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

                   (xv) Not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Applicable Securities which are in a form eligible for deposit with The Depository Trust Company.

                   (xvi) Cooperate with each Selling Shareholder and each underwriter or agent participating in the disposition of such Applicable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                   (xvii) As soon as reasonably practicable after filing with the Commission of any document which is incorporated by reference into the Registration Statement or the Prospectus, upon written request, provide copies of such document to counsel for each Selling Shareholder and to the managing underwriters and agents, if any.

                   (xviii) Provide and cause to be maintained a transfer agent and registrar for all Applicable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

                   (xix) take all other steps necessary to effect the timely Registration of the Applicable Securities covered by the Registration Statements contemplated hereby.

         2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 that each Selling Shareholder shall deliver to the Company a duly completed Notice and Questionnaire, and furnish to the Company such information regarding it, the Registrable Securities held by it, the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities, and such other information as may be required by law for inclusion in the Registration Statement.

         2.6 Delay of Registration. Neither Requestor nor any Eligible Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.7 Indemnification. In the event any Registrable Securities are included in a Registration Statement under Sections 2.2 or 2.3:

              (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless, each Selling Shareholder, and their respective members, officers, employees and agents, any underwriter (as defined in the Securities Act), selling agent or other securities professional for the Selling Shareholders and each Person, if any, who controls any Selling Shareholder, underwriter, selling agent or other securities professional within the meaning of the Securities Act or the 1934 Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                   (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any Prospectus contained therein or any amendments or supplements thereto;

                   (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                   (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any role or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such Registration Statement;

and the Company will reimburse each Selling Shareholder and their respective members, officers, employees and agents, underwriter, selling agent or other securities professional or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (A) the Company will not be liable, in an offering in which the Company did not execute an underwriting agreement or in which there was no underwriter, to any Selling Shareholder under this Section with respect to any Prospectus to the extent that any such loss, liability, claim, damage or expense of such holder results from the fact that a Selling Shareholder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus if the Company has previously and timely furnished copies thereof to such Holder; (B) the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld), and (C) the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by or on behalf of a Selling Shareholder.

              (b) By each Selling Shareholder. To the extent permitted by law, each Selling Shareholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter (as defined in the Securities Act), selling agent or other securities professional for the Company against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling Person, or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Shareholder expressly for use in connection with such Registration; and such Selling Shareholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Selling Shareholder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by any Selling Shareholder under this
Section 2.7(b) in respect of any Violation shall not exceed the proceeds (net of underwriters' and brokers' discounts and commissions) received by such Selling Shareholder in the registered offering out of which such Violation arises. For the avoidance of doubt, this provision shall not impose any indemnity obligation on a Selling Shareholder to the extent that the Violation did not occur in reliance upon and in conformity with written information furnished by such Person.

              (c) Notice. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the indemnifying party assumes such defense the indemnifying party shall have no further liability for the fees and expenses of counsel paid by the indemnified party, except that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party except to the extent of any actual prejudice.

              (d) Contribution. If the indemnification provided in this
section 2.7 is unavailable or insufficient to hold harmless an indemnified party under Section 2.7(a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Shareholders on the other from the offering of the securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Shareholder(s) on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other equitable considerations. The relative benefits received by the Company on the one hand and the Selling Shareholder(s) on the other shall be deemed to be in the same proportion as the total net proceeds from the offering received by the Company bear to the total net proceeds received by the Selling Shareholder(s). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or written information supplied by a Selling Shareholder, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this Section. Notwithstanding the provisions of this Section, a Selling Shareholder shall not be required to contribute any amount in excess of the amount of the total net proceeds (net of commissions) received by such Selling Shareholder from the sale of the securities pursuant to this Agreement exceeds the amount of any damages or expenses that a Selling Shareholder has otherwise been required to pay, or has incurred, by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Selling Shareholders in this Section 2.7(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

              (e) Survival. The obligations of the Company and Eligible Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a Registration Statement, and otherwise.

         2.8 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Section 2 with respect to: (i) any request or requests for Registration made by a Requestor on a date more than twelve (12) years after the date of this Agreement; or (ii) any Registrable Securities proposed to be sold by a Requestor in a Registration pursuant to Section 2.2 or 2.3 if, in the opinion of counsel to the Company, all such Registrable Securities are Unrestricted Securities.

3.       GENERAL PROVISIONS.

         3.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement shall extend to all successive transferees of the Note and Registrable Securities, each of which Persons are hereby made third party beneficiaries hereof and may enforce the terms of this Agreement as if such Person was a direct party hereto.

         3.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their successors and assigns and third party beneficiaries hereof, any rights or remedies under or by reason of this Agreement.

         3.3 Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. In any court proceeding, each Holder agrees to submit to the jurisdiction of the federal court selected by the Company, and venue of any action concerning this Agreement shall be in Kings County, New York state. In the event that the federal court selected by the Company shall not have jurisdiction, each Holder agrees to submit to the jurisdiction of the New York state court in Kings County selected by the Company. Each Holder hereby irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of such venue and any claim that any such forum is an inconvenient forum. Nothing in this Section shall impair the right of the Company to bring any action or proceeding against any Holder or its property in the courts of any other county or jurisdiction and each Holder irrevocably submits to the nonexclusive jurisdiction of the appropriate courts (as selected by the Company) of the jurisdiction in which the Company is organized or any place where any property or any office of the Company is located.

         3.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         3.5 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

         3.6 Notices. Any notice required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective for five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Gabelli Asset Management Inc.
                  One Corporate Center
                  Rye, New York 10580
                  Attn: James E. McKee, Esq.
                  Facsimile: (914) 921-5384

                  If to the Investors:

                  c/o Chilton Investment Company, Inc.
                  1266 East Main Street, 7th Floor
                  Stamford, Connecticut 06902
                  Attn:  General Counsel
                  Facsimile:  (203) 352-4006

         3.7 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, experts' fees and costs, including those for pretrial, trial, on appeal, in arbitration and in bankruptcy and all other costs and necessary disbursements associated with any such actions, in addition to any other relief to which such party may be entitled. The foregoing shall be in addition to, and shall not limit, any other rights that the non-breaching party may have against the breaching party at law or in equity.

         3.8 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of common stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

         3.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Company and Investor (or, following assignment and transfer of any Registrable Securities, by those Holders owning more than 50% of the Registrable Securities). Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of Registrable Securities, and Company. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof, whether or not similar, nor shall any such waiver constitute a continuing waiver. No waiver shall be binding unless expressed as such in a document executed by the party making the waiver.

         3.10 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         3.11 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.


              [The balance of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.


                                      GABELLI ASSET MANAGEMENT INC.


                                      By: /s/ Robert S. Zuccaro
                                         --------------------------------------
                                             Name:  Robert S. Zuccaro
                                             Title: Vice President and CFO


                                      CHILTON INTERNATIONAL, LP
                                      By: Chilton Investment Co., Inc.


                                      By:  /s/ Patty Mallon
                                         --------------------------------------
                                             Name:  Patty Mallon
                                             Title: Managing Director


                                      CHILTON OPPORTUNITY INTERNATIONAL, LP
                                      By: Chilton Investment Co., Inc.


                                      By:  /s/ Patty Mallon
                                         --------------------------------------
                                             Name:  Patty Mallon
                                             Title: Managing Director


                                      CHILTON INVESTMENT PARTNERS, LP
                                      By: Chilton Investment Co., Inc.


                                      By:  /s/ Patty Mallon
                                         --------------------------------------
                                             Name:  Patty Mallon
                                             Title: Managing Director


                                      CHILTON OPPORTUNITY TRUST, LP
                                      By: Chilton Investment Co., Inc.


                                      By:  /s/ Patty Mallon
                                         --------------------------------------
                                             Name:  Patty Mallon
                                             Title: Managing Director


                                      CHILTON QP INVESTMENT PARTNERS, LP
                                      By: Chilton Investment Co., Inc.


                                      By:  /s/ Patty Mallon
                                         --------------------------------------
                                             Name:  Patty Mallon
                                             Title: Managing Director



                                                                       EXHIBIT A
                                                                       ---------

                         Gabelli Asset Management Inc.


                       Notice of Registration Statement
                                      and
                                 Questionnaire
                                 -------------


                                    (Date)


         Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement"), dated December 27, 2001, between Gabelli Asset Management Inc. ("Gabelli") and various investments fund affiliated with Chilton Investment Company, Inc. Gabelli [has filed] with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form ____ (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of Gabelli's [Title of Securities] (the "Securities"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         Each Holder of Registrable Securities is entitled to have the Registrable Securities owned by it included in the Registration Statement. In order to have Registrable Securities included in the Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to Gabelli's counsel at the address set forth herein. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire (i) will not be named as selling securityholders in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and related Prospectus. Accordingly, Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related Prospectus.

                                   ELECTION

         The undersigned Holder (the "Selling Shareholder") of Registrable Securities hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 2.7 of the Registration Rights Agreement, as if the undersigned Selling Shareholder were an original party thereto.

         The Selling Shareholder hereby provides the following information to Gabelli and represents and warrants that such information is accurate and complete:



                                 QUESTIONNAIRE

(1)      (a)    Full Legal Name of Selling Shareholder:



         (b)    Full Legal Name of Registered Holder (if not the same as in
                (a) above) of Registrable Securities Listed in (3) below:



(2)      Address for Notices to Selling Shareholder:






         Telephone:

         Fax:

         Contact Person:

(3) Except as set forth below in this Item (3), the undersigned does not beneficially own any Registrable Securities.

         (a) Number and type of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

         (b) Number and type of Registrable Securities which the undersigned wishes to be included in the Registration Statement:


(4)      Beneficial Ownership of other securities of Gabelli:

         Except as set forth below in this Item (4), the undersigned Selling Shareholder is not the beneficial or registered owner of any shares or any other securities of Gabelli, other than the Registrable Securities listed above in Item (3).

         State any exceptions here:

(5)      Relationships with Gabelli:

         Except as set forth below, neither the Selling Shareholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Gabelli (or its predecessors or affiliates) during the past three years.

         State any exceptions here:



(6)      Plan of Distribution:

         Except as set forth below, the undersigned Selling Shareholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Shareholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Shareholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Shareholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:







         In the event that the Selling Shareholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to Gabelli, the Selling Shareholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Shareholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Shareholder understands that such information will be relied upon by Gabelli in connection with the preparation of the Registration Statement and related Prospectus.

         In accordance with the Selling Shareholder's obligation under Section
2.5 of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Shareholder agrees to promptly notify Gabelli of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

                           Gabelli Asset Management Inc.
                           One Corporate Center
                           Rye, New York 10580
                           Attn: James E. McKee, Esq.
                           Facsimile: (914) 921-5384

         Once this Notice and Questionnaire is executed by the Selling Shareholder and received by Gabelli, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of Gabelli and the Selling Shareholder (with respect to the Registrable Securities beneficially owned by such Selling Shareholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:
      -----------------------


                                    Selling Shareholder


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

         PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO GABELLI'S COUNSEL AT: